UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2015

SEARCHCORE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51225	43-2041643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Northeast Loop 323 Tyler, TX 75708
(Address of principal executive offices) (zip code)

(800) 727-1024
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations.

Item 1.02  Entry into a Material Definitive Agreement.

On January 29, 2015, we received a signed copy of an Exclusive Option to Improve and Sell by and between our wholly-owned subsidiary, Wisdom Homes of America, Inc., and American National Credit Corporation. Pursuant to the Agreement, we have the exclusive option to improve and sell, at a pre-agreed upon price, twenty five (25) unimproved building lots in Sherman, Texas that are owned by American National. Our intention is to put a manufactured home on the homesites and sell them through a licensed real estate broker. The costs to improve the homesites will be split between the parties.

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Exclusive Option to Improve and Sell dated January 21, 2015.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SearchCore, Inc.

Dated: February 2, 2015		/s/ James Pakulis
	By:	James Pakulis
	Its:	President and Chief Executive Officer